                                                                      Exhibit 99

                     [LOGO] Banc of America Securities (TM)

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-E
$553,395,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and
4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank Of America (SM)

May 11, 2005

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

..  Preliminary Summary of Certificates (To Roll)                          pg. 3

..  Preliminary Summary of Certificates (To Maturity)                      pg. 4

..  Preliminary Summary of Terms                                           pg. 5

..  Preliminary Credit Support                                             pg. 12

..  Preliminary Priority of Distributions                                  pg. 12

..  Preliminary Bond Summary (To Roll)                                     pg. 13

..  Preliminary Bond Summary (To Maturity)                                 pg. 16

                                                                               2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

                                                                                           Expected
                                                                      Est.   Est. Prin.   Maturity to   Delay       Expected
                           Approx.                                    WAL      Window      Roll @ 25%    Days        Ratings
Class                     Size/(2)/     Interest - Principal Type    (yrs)      (mos)         CPB               (Fitch/ Moody's)
--------------------    ------------    --------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1                   $ 34,468,000     Variable - Pass-thru/(3)/    1.97      1-36        5/25/08       24         AAA/Aaa
1-A-2                      1,357,000     Variable - Pass-thru/(3)/    1.97      1-36        5/25/08       24         AAA/Aa1
2-A-1                    112,578,000     Variable - Pass-thru/(4)/    2.59      1-60        5/25/10       24         AAA/Aaa
2-A-2                     86,032,000    Variable - Sequential/(5)/    0.50      1-12        5/25/06        0         AAA/Aaa
2-A-3                     36,143,000    Variable - Sequential/(5)/    1.25      12-18       11/25/06       0         AAA/Aaa
2-A-4                     59,596,000    Variable - Sequential/(5)/    2.00      18-31       12/25/07      24         AAA/Aaa
2-A-5                     38,799,000    Variable - Sequential/(5)/    3.00      31-42       11/25/08      24         AAA/Aaa
2-A-6                     38,977,000    Variable - Sequential/(5)/    4.15      42-59       4/25/10       24         AAA/Aaa
2-A-7                     78,185,000    Variable - Sequential/(5)/    4.96      59-60       5/25/10       24         AAA/Aaa
3-A-1                     28,190,000     Variable - Pass-thru/(6)/    2.91      1-84        5/25/12       24         AAA/Aaa
4-A-1                     39,070,000     Variable - Pass-thru/(7)/    3.19      1-120       5/25/15       24         AAA/Aaa
Not Offered Hereunder
B-1                     $ 12,062,000                                                                                         N.A.
B-2                        3,446,000                                                                                         N.A.
B-3                        2,297,000                                                                                         N.A.
B-4                        1,149,000                                                                                         N.A.
B-5                          862,000                                                                                         N.A.
B-6                        1,148,588                                                                                         N.A.
1-A-R                            100                                                                                         N.A.
2-IO                             TBD       Fixed -Interest Only                                                              N.A.

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of May 2008, May 2010, May 2012 and May 2015 respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to June 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans minus [ ]%
                                                                      --
     (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after June 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to June 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus
       [  ]%, [  ]%, [  ]%, [  ]%, [  ]% and [  ]% for the Class 2-A-2, 2-A-3,
        --     --     --     --     --        --
       2-A-4, 2-A-5, 2-A-6 and 2-A-7 Certificates, respectively. For each Distribution Date occurring in the month of or after June 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

                                                                     Est.   Est. Prin.      Expected                 Expected
                          Approx.                                    WAL      Window         Final       Delay        Ratings
Class                     Size (1)     Interest - Principal Type    (yrs)   (mos)/(2)/   Maturity/(2)/    Days   (Fitch/ Moody's)
--------------------    ------------   -------------------------    -----   ----------   -------------   -----   ----------------
Offered Certificates
1-A-1                   $ 34,468,000     Variable-Pass-thru/(3)/     3.28      1-360        5/25/35        24         AAA/Aaa
1-A-2                      1,357,000     Variable-Pass-thru/(3)/     3.28      1-360        5/25/35        24         AAA/Aa1
2-A-1                    112,578,000     Variable-Pass-thru/(4)/     3.31      1-360        5/25/35        24         AAA/Aaa
2-A-2                     86,032,000    Variable-Sequential/(5)/     0.50       1-12        5/25/35         0         AAA/Aaa
2-A-3                     36,143,000    Variable-Sequential/(5)/     1.25      12-18        5/25/35         0         AAA/Aaa
2-A-4                     59,596,000    Variable-Sequential/(5)/     2.00      18-31        5/25/35        24         AAA/Aaa
2-A-5                     38,799,000    Variable-Sequential/(5)/     3.00      31-42        5/25/35        24         AAA/Aaa
2-A-6                     38,977,000    Variable-Sequential/(5)/     4.15      42-59        5/25/35        24         AAA/Aaa
2-A-7                     78,185,000    Variable-Sequential/(5)/     8.11     59-360        5/25/35        24         AAA/Aaa
3-A-1                     28,190,000     Variable-Pass-thru/(6)/     3.31      1-360        5/25/35        24         AAA/Aaa
4-A-1                     39,070,000     Variable-Pass-thru/(7)/     3.35      1-360        5/25/35        24         AAA/Aaa

/(1)/  Class sizes are subject to change.

/(2)/ Estimated Principal Window (except with respect to the Sequential Senior Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to June 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans minus [ ]%
                                                                            --
       (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
       Date). For each Distribution Date occurring in the month of or after June 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to June 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%,
                                                                     --
     [  ]%, [  ]%, [  ]%, [  ]% and [  ]% for the Class 2-A-2, 2-A-3, 2-A-4,
      --     --     --     --        --
     2-A-5, 2-A-6 and 2-A-7 Certificates, respectively. For each Distribution Date occurring in the month of or after June 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     Banc of America Mortgage Securities, Inc.
                                 Mortgage Pass-Through Certificates, Series
                                 2005-E

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. Inc. and Lehman Brothers
                                 Inc.

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $ 574,359,688

Securities Offered:              $ 34,468,000 Class 1-A-1 Certificates
                                 $ 1,357,000 Class 1-A-2 Certificates
                                 $ 112,578,000 Class 2-A-1 Certificates
                                 $ 86,032,000 Class 2-A-2 Certificates
                                 $ 36,143,000 Class 2-A-3 Certificates
                                 $ 59,596,000 Class 2-A-4 Certificates
                                 $ 38,799,000 Class 2-A-5 Certificates
                                 $ 38,977,000 Class 2-A-6 Certificates
                                 $ 78,185,000 Class 2-A-7 Certificates
                                 $ 28,190,000 Class 3-A-1 Certificates
                                 $ 39,070,000 Class 4-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.88% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 71.62% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 0.48% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 3 Mortgage Loans
                                 have a fixed interest rate for approximately 7
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 53.79% of
                                 the Group 3 Mortgage Loans require only
                                 payments of interest until the month following
                                 the first rate adjustment date.
--------------------------------------------------------------------------------

                                                                               5

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Group 4 Collateral:              10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 75.92% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:           Week of May 9, 2005

Expected Closing Date:           On or about May 26, 2005

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Distribution Date: June 27,
                                 2005)

Cut-Off Date:                    May 1, 2005

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3,
                                 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and 4-A-1
                                 Certificates (the "Class A Certificates"). The
                                 Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:          Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6
                                 and 2-A-7

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Super Senior Certificates:       Class 1-A-1 Certificates

Super Senior Support
Certificates:                    Class 1-A-2 Certificates

Sequential Senior
Certificates:                    Class 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6 and
                                 2-A-7 Certificates

Day Count:                       30/360

Group 1, Group 2, Group 3 and
Group 4 Prepayment Speed:        25% CPB

Clearing:                        DTC, Clearstream and Euroclear

                                     Original         Minimum      Incremental
Denominations:                   Certificate Form  Denominations  Denominations
                                 ----------------  -------------  -------------
  Class A Offered Certificates      Book Entry         $1,000           $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of
                                 SMMEA.
--------------------------------------------------------------------------------

                                                                               6

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid Principal Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal
                                 Balance").

Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class
                                 1-A-1 and 1-A-2 Certificates, pro-rata, until their class balances have been reduced to zero.
                                 The Senior Principal Distribution Amount for
                                 Group 2 will generally be allocated to the Group 2-A Certificates as follows, concurrently, approximately [25]% to the Class
                                 2-A-1 Certificates, and approximately [75]% to the Class 2-A-2, 2-A-3, 2-A-4, 2-A-5, Class
                                 2-A-6 and 2-A-7 Certificates, sequentially, until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1
                                 Certificates until their class balance has been reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups. (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, 1-A-2,
                                 2-A-1, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and
                                 4-A-1 Certificates during each one-month period
                                 ending on the last day of the month preceding
                                 the month in which each Distribution Date
                                 occurs (each, an "Regular Interest Accrual
                                 Period"). Interest will accrue on the Class
                                 2-A-2 and 2-A-3 Certificates during each
                                 one-month period commencing on the 25th day of
                                 the month preceding the month in which each
                                 Distribution Date occurs and ending on the 24th
                                 day of the month in which such Distribution
                                 Date occurs (the "No Delay Interest Accrual
                                 Period" and together with the Regular Interest
                                 Accrual Period, a "No Delay Interest Accrual
                                 Period"). The initial No Delay Interest Accrual
                                 Period will be deemed to have commenced on May
                                 25, 2005. The initial Regular Interest Accrual
                                 Period will be deemed to have commenced on May
                                 1, 2005. Interest that accrues on such class of
                                 Certificates during an Interest Accrual Period
                                 will be calculated on the assumption that
                                 distributions that reduce the class balances
                                 thereof on the Distribution Date in that
                                 Interest Accrual Period are made on the first
                                 day of the Interest Accrual Period. Interest
                                 will be calculated on the basis of a 360-day
                                 year consisting of twelve 30-day months.
--------------------------------------------------------------------------------

                                                                               7

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0035% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof and any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted
                                 Mortgage Loans in such Loan Group, by
                                 foreclosure or otherwise, during the calendar month preceding the month of such Distribution
                                 Date (in each case, net of unreimbursed
                                 expenses incurred in connection with a
                                 liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan
                                 Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                                 Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

--------------------------------------------------------------------------------

                                                                               8

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

--------------------------------------------------------------------------------

                                                                               9

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment Percentage:    For the following Distribution Dates, will be
                                 as follows:

                                 Distribution Date            Senior Prepayment Percentage
                                 --------------------------   --------------------------------------
                                 June 2005 through May 2012   100%;
                                 June 2012 through May 2013   the applicable Senior Percentage plus,
                                                              70% of the applicable Subordinate
                                                              Percentage;
                                 June 2013 through May 2014   the applicable Senior Percentage plus,
                                                              60% of the applicable Subordinate
                                                              Percentage;
                                 June 2014 through May 2015   the applicable Senior Percentage plus,
                                                              40% of the applicable Subordinate
                                                              Percentage;
                                 June 2015 through May 2016   the applicable Senior Percentage plus,
                                                              20% of the applicable Subordinate
                                                              Percentage;
                                 June 2016 and thereafter     the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the June 2008
                                      Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Total Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the June 2008 Distribution Date,
                                      prior to giving effect to any
                                      distributions, the Total Subordinate
                                      Percentage is greater than or equal to
                                      twice such percentage calculated as of the
                                      Closing Date, then the Senior Prepayment
                                      Percentage for each Loan Group for that
                                      Distribution Date will equal the Senior
                                      Percentage for each Loan Group.
--------------------------------------------------------------------------------

                                                                              10

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

                                                                              11

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.65%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.55%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (0.95%)
                      -------------------------------------    Order of
        Priority of                 Class B-3                    Loss
          Payment            Credit Support (0.55%)           Allocation
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.35%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.20%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
                             First, to the Trustee;
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
             Second, to the Class 2-IO Certificates to pay Interest;
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal;
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
 Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with
          Class B-1 Certificates, until each class balance is zero; and
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
--------------------------------------------------------------------------------

                                                                              12

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPB                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.340        4.320        4.309        4.296        4.282        4.248        4.204
Average Life (Years)        2.725        2.326        2.141        1.967        1.803        1.504        1.241
Modified Duration           2.510        2.151        1.985        1.828        1.680        1.408        1.169
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2008   05/25/2008   05/25/2008   05/25/2008   05/25/2008   05/25/2008   05/25/2008
Principal # Months           36           36           36           36           36           36           36

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPB                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-19              4.502        4.509        4.513        4.518        4.524        4.536        4.552
Average Life (Years)        2.725        2.326        2.141        1.967        1.803        1.504        1.241
Modified Duration           2.507        2.148        1.981        1.824        1.675        1.404        1.164
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2008   05/25/2008   05/25/2008   05/25/2008   05/25/2008   05/25/2008   05/25/2008
Principal # Months           36           36           36           36           36           36           36

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPB                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-16             4.828        4.766        4.730        4.689        4.642        4.531        4.391
Average Life (Years)        4.320        3.339        2.938        2.586        2.274        1.761        1.367
Modified Duration           3.772        2.955        2.618        2.320        2.055        1.615        1.271
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2010   05/25/2010   05/25/2010   05/25/2010   05/25/2010   05/25/2010   05/25/2010
Principal # Months           60           60           60           60           60           60           60

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPB                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-17             4.808        4.389        4.171        3.949        3.719        3.239        2.716
Average Life (Years)        2.452        0.845        0.630        0.500        0.412        0.301        0.233
Modified Duration           2.217        0.807        0.607        0.484        0.401        0.295        0.229
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     04/25/2010   02/25/2007   08/25/2006   05/25/2006   03/25/2006   12/25/2005   10/25/2005
Principal # Months           59           21           15           12           10            7            5

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of May 2008, May 2010, May 2012 and May 2015, respectively.

                                                                              13

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

2-A-3
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-17             4.715        4.574        4.485        4.392        4.293        4.076        3.837
Average Life (Years)        4.914        2.159        1.595        1.250        1.018        0.722        0.547
Modified Duration           4.288        2.008        1.504        1.189        0.974        0.697        0.531
Principal Window Begin   04/25/2010   02/25/2007   08/25/2006   05/25/2006   03/25/2006   12/25/2005   10/25/2005
Principal Window End     04/25/2010   12/25/2007   04/25/2007   11/25/2006   08/25/2006   03/25/2006   01/25/2006
Principal # Months            1           11            9            7            6            4            4

2-A-4
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31              4.766        4.741        4.711        4.679        4.645        4.570        4.484
Average Life (Years)        4.914        3.471        2.557        2.000        1.625        1.151        0.860
Modified Duration           4.287        3.126        2.353        1.866        1.530        1.096        0.825
Principal Window Begin   04/25/2010   12/25/2007   04/25/2007   11/25/2006   08/25/2006   03/25/2006   01/25/2006
Principal Window End     04/25/2010   10/25/2009   08/25/2008   12/25/2007   06/25/2007   11/25/2006   06/25/2006
Principal # Months            1           23           17           14           11            9            6

2-A-5
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31              4.857        4.855        4.840        4.817        4.794        4.742        4.682
Average Life (Years)        4.953        4.836        3.856        3.000        2.429        1.714        1.276
Modified Duration           4.306        4.215        3.438        2.730        2.240        1.609        1.211
Principal Window Begin   04/25/2010   10/25/2009   08/25/2008   12/25/2007   06/25/2007   11/25/2006   06/25/2006
Principal Window End     05/25/2010   04/25/2010   11/25/2009   11/25/2008   03/25/2008   05/25/2007   11/25/2006
Principal # Months            2            7           16           12           10            7            6

2-A-6
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31              4.773        4.771        4.771        4.760        4.743        4.705        4.662
Average Life (Years)        4.997        4.916        4.860        4.150        3.338        2.339        1.739
Modified Duration           4.351        4.288        4.245        3.681        3.018        2.165        1.633
Principal Window Begin   05/25/2010   04/25/2010   11/25/2009   11/25/2008   03/25/2008   05/25/2007   11/25/2006
Principal Window End     05/25/2010   05/25/2010   04/25/2010   04/25/2010   04/25/2009   02/25/2008   05/25/2007
Principal # Months            1            2            6           18           14           10            7

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of May 2008, May 2010, May 2012 and May 2015, respectively.

                                                                              14

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

2-A-7
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31              4.678        4.678        4.677        4.677        4.675        4.663        4.645
Average Life (Years)        4.997        4.997        4.977        4.959        4.791        4.048        3.240
Modified Duration           4.362        4.362        4.346        4.333        4.200        3.598        2.927
Principal Window Begin   05/25/2010   05/25/2010   04/25/2010   04/25/2010   04/25/2009   02/25/2008   05/25/2007
Principal Window End     05/25/2010   05/25/2010   05/25/2010   05/25/2010   05/25/2010   05/25/2010   05/25/2010
Principal # Months            1            1            2            2           14           28           37

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-27             5.094        4.999        4.942        4.877        4.804        4.631        4.417
Average Life (Years)        5.690        4.029        3.420        2.913        2.489        1.845        1.394
Modified Duration           4.729        3.438        2.957        2.550        2.207        1.675        1.291
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2012   05/25/2012   05/25/2012   05/25/2012   05/25/2012   05/25/2012   05/25/2012
Principal # Months           84           84           84           84           84           84           84

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-29             5.226        5.116        5.050        4.975        4.891        4.696        4.463
Average Life (Years)        7.572        4.773        3.878        3.186        2.647        1.894        1.408
Modified Duration           5.907        3.911        3.250        2.728        2.311        1.708        1.301
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2015   05/25/2015   05/25/2015   05/25/2015   05/25/2015   05/25/2015   05/25/2015
Principal # Months           120          120          120          120          120          120          120

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, Group 3-A and Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of May 2008, May 2010, May 2012 and May 2015, respectively.

                                                                              15

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             5.283        5.026        4.908        4.797        4.694        4.512        4.358
Average Life (Years)       11.616        5.454        4.146        3.281        2.674        1.888        1.402
Modified Duration           7.769        4.317        3.444        2.820        2.356        1.719        1.303
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   01/25/2032
Principal # Months           360          360          360          360          360          360          320

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-19              5.336        5.120        5.026        4.941        4.866        4.748        4.671
Average Life (Years)       11.616        5.454        4.146        3.281        2.674        1.888        1.402
Modified Duration           7.746        4.300        3.429        2.807        2.345        1.710        1.296
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   02/25/2034   02/25/2028
Principal # Months           360          360          360          360          360          345          273

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-16             5.362        5.110        4.997        4.892        4.793        4.608        4.425
Average Life (Years)       11.858        5.535        4.197        3.314        2.696        1.898        1.407
Modified Duration           7.826        4.329        3.447        2.820        2.354        1.717        1.302
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2033
Principal # Months           360          360          360          360          360          360         336

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-17             4.809        4.389        4.171        3.949        3.719        3.239        2.716
Average Life (Years)        2.454        0.845        0.630        0.500        0.412        0.301        0.233
Modified Duration           2.219        0.807        0.607        0.484        0.401        0.295        0.229
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     06/25/2010   02/25/2007   08/25/2006   05/25/2006   03/25/2006   12/25/2005   10/25/2005
Principal # Months           61           21           15           12           10            7            5

                                                                              16

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

2-A-3
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-17             4.905        4.574        4.485        4.392        4.293        4.076        3.837
Average Life (Years)        6.118        2.159        1.595        1.250        1.018        0.722        0.547
Modified Duration           5.183        2.008        1.504        1.189        0.974        0.697        0.531
Principal Window Begin   06/25/2010   02/25/2007   08/25/2006   05/25/2006   03/25/2006   12/25/2005   10/25/2005
Principal Window End     07/25/2012   12/25/2007   04/25/2007   11/25/2006   08/25/2006   03/25/2006   01/25/2006
Principal # Months           26           11            9            7            6            4            4

2-A-4
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31              5.207        4.741        4.711        4.679        4.645        4.570       4.484
Average Life (Years)        9.217        3.471        2.557        2.000        1.625        1.151       0.860
Modified Duration           7.220        3.126        2.353        1.866        1.530        1.096       0.825
Principal Window Begin   07/25/2012   12/25/2007   04/25/2007   11/25/2006   08/25/2006   03/25/2006   01/25/2006
Principal Window End     10/25/2016   10/25/2009   08/25/2008   12/25/2007   06/25/2007   11/25/2006   06/25/2006
Principal # Months           52           23           17           14           11            9            6

2-A-5
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31              5.396        4.914        4.840        4.817        4.794        4.742       4.682
Average Life (Years)       13.021        5.213        3.856        3.000        2.429        1.714       1.276
Modified Duration           9.274        4.501        3.438        2.730        2.240        1.609       1.211
Principal Window Begin   10/25/2016   10/25/2009   08/25/2008   12/25/2007   06/25/2007   11/25/2006   06/25/2006
Principal Window End     02/25/2020   06/25/2011   11/25/2009   11/25/2008   03/25/2008   05/25/2007   11/25/2006
Principal # Months           41           21           16           12           10            7            6

2-A-6
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31              5.432        5.058        4.847        4.760        4.743        4.705       4.662
Average Life (Years)       16.670        7.085        5.317        4.150        3.338        2.339       1.739
Modified Duration          10.930        5.859        4.590        3.681        3.018        2.165       1.633
Principal Window Begin   02/25/2020   06/25/2011   11/25/2009   11/25/2008   03/25/2008   05/25/2007   11/25/2006
Principal Window End     02/25/2024   08/25/2013   08/25/2011   04/25/2010   04/25/2009   02/25/2008   05/25/2007
Principal # Months           49           27           22           18           14           10            7

                                                                              17

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

2-A-7
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31              5.477        5.306        5.191       5.062         4.946        4.788        4.695
Average Life (Years)       23.894       13.215       10.186       8.107         6.614        4.640        3.413
Modified Duration          13.332        9.248        7.673       6.442         5.462        4.028        3.056
Principal Window Begin   02/25/2024   08/25/2013   08/25/2011   04/25/2010   04/25/2009   02/25/2008   05/25/2007
Principal Window End     05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   08/25/2034
Principal # Months           136          262          286          302          314          328          328

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-27             5.393        5.166        5.062        4.961        4.860        4.653        4.425
Average Life (Years)       11.888        5.530        4.189        3.306        2.688        1.893        1.404
Modified Duration           7.767        4.288        3.415        2.795        2.336        1.707        1.298
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   11/25/2031
Principal # Months           360          360          360          360          360          360          318

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-29             5.391        5.189        5.095        5.002        4.906        4.700        4.464
Average Life (Years)       12.381        5.664        4.265        3.351        2.716        1.905        1.410
Modified Duration           7.996        4.353        3.453        2.818        2.351        1.715        1.302
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   04/25/2032
Principal # Months           360          360          360          360          360          360          323

                                                                              18

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.88% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary   Range (if applicable)
                                                   ------------------   ---------------------
Total Outstanding Loan Balance                           $37,181,944
Total Number of Loans                                             73
Average Loan Principal Balance                              $509,342     $147,619 to $972,000
WA Gross Coupon                                               5.293%         4.000% to 6.750%
WA FICO                                                          745               651 to 816
WA Original Term (mos.)                                          359               288 to 360
WA Remaining Term (mos.)                                         359               287 to 360
WA OLTV                                                       72.98%         16.92% to 90.00%
WA Months to First Rate Adjustment Date                    36 months          34 to 36 months
Gross Margin                                                  2.250%
WA Rate Ceiling                                              11.293%       10.000% to 12.750%
Geographic Concentration of Mortgaged Properties    CA        30.74%
(Top 5 States) based on the Aggregate Stated        FL        20.31%
Principal Balance                                   SC         8.62%
                                                    NV         6.94%
                                                    AZ         5.71%

--------------------------------------------------------------------------------

                                                                               3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    59       $30,421,749.28         81.82%
Second Home                          11         5,487,862.10         14.76
Investor Property                     3         1,272,332.57          3.42
------------------------------------------------------------------------------
Total:                               73       $37,181,943.95        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              41       $21,191,548.85         56.99%
PUD-Detached                         17         8,912,589.29         23.97
Condominium                           9         4,666,270.41         12.55
Condominium - Low                     5         1,935,535.40          5.21
PUD-Attached                          1           476,000.00          1.28
------------------------------------------------------------------------------
Total:                               73       $37,181,943.95        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             53          $26,809,766.62      72.10%
Refinance-Cashout                    16            8,262,400.71      22.22
Refinance-Rate/Term                   4            2,109,776.62       5.67
------------------------------------------------------------------------------
Total:                               73          $37,181,943.95     100.00%
==============================================================================

                                                                               4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

            Geographic Distribution of the Mortgage Properties of the
                          Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           22       $11,428,729.71         30.74%
Florida                              15         7,550,231.26         20.31
South Carolina                        6         3,203,903.90          8.62
Nevada                                4         2,582,000.00          6.94
Arizona                               4         2,124,619.12          5.71
North Carolina                        3         1,371,000.00          3.69
New Jersey                            3         1,313,200.00          3.53
Texas                                 3         1,294,582.32          3.48
Illinois                              2         1,208,000.00          3.25
Tennessee                             2           990,817.67          2.66
Virginia                              2           849,407.87          2.28
Colorado                              1           620,000.00          1.67
Georgia                               1           500,000.00          1.34
Maryland                              1           500,000.00          1.34
Wisconsin                             1           477,800.00          1.29
Massachusetts                         1           400,000.00          1.08
Pennsylvania                          1           398,742.10          1.07
New York                              1           368,910.00          0.99
----------------------------------------------- ------------------------------
Total:                               73       $37,181,943.95        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 4.39% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                          % of
                                                 Aggregate              Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
  California State Distribution    Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                  11       $ 5,927,350.97              51.86%
Southern California                  11         5,501,378.74              48.14
-----------------------------------------------------------------------------------------
Total:                               22       $11,428,729.71             100.00%
=========================================================================================

                                                                               5

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
100,000.01 - 150,000.00               1       $   147,619.12          0.40%
350,000.01 - 400,000.00              18         6,864,947.57         18.46
400,000.01 - 450,000.00              14         5,881,192.51         15.82
450,000.01 - 500,000.00              13         6,296,913.74         16.94
500,000.01 - 550,000.00               7         3,637,229.39          9.78
550,000.01 - 600,000.00               5         2,866,000.00          7.71
600,000.01 - 650,000.00               2         1,244,000.00          3.35
650,000.01 - 700,000.00               4         2,677,000.00          7.20
700,000.01 - 750,000.00               3         2,190,041.62          5.89
750,000.01 - 800,000.00               2         1,588,000.00          4.27
850,000.01 - 900,000.00               1           900,000.00          2.42
900,000.01 - 950,000.00               1           945,750.00          2.54
950,000.01 - 1,000,000.00             2         1,943,250.00          5.23
------------------------------------------------------------------------------
Total:                               73       $37,181,943.95        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $509,342.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
15.01 - 20.00                         1       $   541,300.00          1.46%
25.01 - 30.00                         1           400,210.41          1.08
35.01 - 40.00                         1           620,000.00          1.67
50.01 - 55.00                         1           509,076.62          1.37
55.01 - 60.00                         6         3,324,000.00          8.94
60.01 - 65.00                         8         3,721,067.32         10.01
65.01 - 70.00                         5         2,613,600.00          7.03
70.01 - 75.00                         5         3,114,250.00          8.38
75.01 - 80.00                        39        19,909,775.70         53.55
80.01 - 85.00                         1           495,400.00          1.33
85.01 - 90.00                         5         1,933,263.90          5.20
------------------------------------------------------------------------------
Total:                               73       $37,181,943.95        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 72.98%.

                                                                               6

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.751 - 4.000                         1       $   508,852.77          1.37%
4.251 - 4.500                         3         1,300,910.00          3.50
4.501 - 4.750                         4         1,806,913.57          4.86
4.751 - 5.000                         9         4,981,591.62         13.40
5.001 - 5.250                        19         9,313,191.32         25.05
5.251 - 5.500                        19        10,258,652.10         27.59
5.501 - 5.750                        12         6,203,500.00         16.68
5.751 - 6.000                         4         1,947,612.57          5.24
6.001 - 6.250                         1           416,720.00          1.12
6.501 - 6.750                         1           444,000.00          1.19
------------------------------------------------------------------------------
Total:                               73       $37,181,943.95        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 5.293% per annum.

                   Gross Margin of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                                73       $37,181,943.95        100.00%
------------------------------------------------------------------------------
Total:                               73       $37,181,943.95        100.00%
==============================================================================

                                                                               7

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.751 - 10.000                        1       $   508,852.77          1.37%
10.251 - 10.500                       3         1,300,910.00          3.50
10.501 - 10.750                       4         1,806,913.57          4.86
10.751 - 11.000                       9         4,981,591.62         13.40
11.001 - 11.250                      19         9,313,191.32         25.05
11.251 - 11.500                      19        10,258,652.10         27.59
11.501 - 11.750                      12         6,203,500.00         16.68
11.751 - 12.000                       4         1,947,612.57          5.24
12.001 - 12.250                       1           416,720.00          1.12
12.501 - 12.750                       1           444,000.00          1.19
------------------------------------------------------------------------------
Total:                               73       $37,181,943.95        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 11.293% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
March 1, 2008                         1       $   391,653.90          1.05%
April 1, 2008                        26        12,729,220.05         34.23
May 1, 2008                          46        24,061,070.00         64.71
------------------------------------------------------------------------------
Total:                               73       $37,181,943.95        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 36 months.

                                                                               8

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
281 - 300                             1       $   431,262.10          1.16%
341 - 360                            72        36,750,681.85         98.84
------------------------------------------------------------------------------
Total:                               73       $37,181,943.95        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             3       $   961,381.22          2.59%
751 - 800                            32        17,475,012.38         47.00
701 - 750                            23        11,739,813.15         31.57
651 - 700                            15         7,005,737.20         18.84
------------------------------------------------------------------------------
Total:                               73       $37,181,943.95        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                               9

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 71.62% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.48% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                          $467,369,701
Total Number of Loans                                            883
Average Loan Principal Balance                              $529,298    $359,642 to $1,250,000
WA Gross Coupon                                               5.248%          3.500% to 6.500%
WA FICO                                                          742                624 to 837
WA Original Term (mos.)                                          359                180 to 360
WA Remaining Term (mos.)                                         359                179 to 360
WA OLTV                                                       71.74%          12.17% to 95.00%
WA Months to First Rate Adjustment Date                    60 months           59 to 60 months
Gross Margin                                                  2.250%
WA Rate Ceiling                                              10.248%         8.500% to 11.500%
Geographic Concentration of Mortgaged Properties     CA       57.60%
(Top 5 States) based on the Aggregate Stated         FL        7.29%
Principal Balance                                    VA        5.56%
                                                     MD        3.26%
                                                     IL        2.56%

--------------------------------------------------------------------------------

                                                                              10

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   777       $412,146,307.02        88.18%
Second Home                          96         50,882,325.38        10.89
Investor Property                    10          4,341,068.30         0.93
------------------------------------------------------------------------------
Total:                              883       $467,369,700.70       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
          Property Type            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             505       $274,440,932.02        58.72%
PUD-Detached                        214        113,524,404.32        24.29
CL                                  107         51,156,777.41        10.95
Condominium                          27         13,748,941.22         2.94
PUD-Attached                         23         11,251,552.66         2.41
Townhouse                             6          2,673,283.37         0.57
2-Family                              1            573,809.70         0.12
------------------------------------------------------------------------------
Total:                              883       $467,369,700.70       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            551       $293,347,929.51        62.77%
Refinance-Cashout                   173         87,351,722.08        18.69
Refinance-Rate/Term                 159         86,670,049.11        18.54
------------------------------------------------------------------------------
Total:                              883       $467,369,700.70       100.00%
==============================================================================

                                                                              11

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

            Geographic Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          496       $269,210,286.39        57.60%
Florida                              68         34,080,509.57         7.29
Virginia                             54         25,969,789.68         5.56
Maryland                             28         15,240,689.74         3.26
Illinois                             22         11,964,847.73         2.56
South Carolina                       22         10,861,906.33         2.32
Nevada                               21         10,356,440.39         2.22
North Carolina                       20          9,553,054.09         2.04
Georgia                              18          9,514,467.57         2.04
Texas                                15          8,921,441.49         1.91
Arizona                              14          6,997,695.61         1.50
Washington                           13          6,105,361.50         1.31
District of Columbia                 11          5,758,416.64         1.23
Colorado                             11          5,403,109.70         1.16
Massachusetts                         9          4,297,845.51         0.92
Michigan                              6          3,600,879.69         0.77
New Jersey                            6          3,174,188.33         0.68
Missouri                              5          2,882,944.00         0.62
Tennessee                             4          2,756,000.00         0.59
New York                              5          2,745,446.69         0.59
Connecticut                           4          2,618,674.20         0.56
Hawaii                                3          2,518,000.00         0.54
Kansas                                4          1,740,862.00         0.37
Pennsylvania                          3          1,562,200.00         0.33
Oregon                                3          1,467,600.00         0.31
Minnesota                             3          1,408,699.59         0.30
New Hampshire                         2            816,363.25         0.17
Ohio                                  1            680,000.00         0.15
Delaware                              1            636,000.00         0.14
Kentucky                              1            500,000.00         0.11
West Virginia                         1            470,250.00         0.10
Mississippi                           1            432,000.00         0.09
Vermont                               1            415,000.00         0.09
Idaho                                 1            408,000.00         0.09
Maine                                 1            398,509.39         0.09
Indiana                               1            396,000.00         0.08
Utah                                  1            388,000.00         0.08
Rhode Island                          1            374,471.62         0.08
Wisconsin                             1            373,750.00         0.08
New Mexico                            1            370,000.00         0.08
------------------------------------------------------------------------------
Total:                              883       $467,369,700.70       100.00%
==============================================================================

                                                                              12

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

/(1)/ As of the Cut-Off Date, no more than approximately 0.83% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                 276       $151,138,635.62             56.14%
Southern California                 220        118,071,650.77             43.86
-----------------------------------------------------------------------------------------
Total:                              496       $269,210,286.39            100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
   Current Mortgage Loan          Mortgage     Balance as of    Pool Principal
   Principal Balances ($)          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00             177       $ 67,940,817.54        14.54%
400,000.01 - 450,000.00             179         76,376,275.72        16.34
450,000.01 - 500,000.00             158         75,401,822.60        16.13
500,000.01 - 550,000.00              88         46,270,247.79         9.90
550,000.01 - 600,000.00              87         50,401,638.48        10.78
600,000.01 - 650,000.00              49         30,647,035.41         6.56
650,000.01 - 700,000.00              37         25,161,157.58         5.38
700,000.01 - 750,000.00              26         18,983,432.74         4.06
750,000.01 - 800,000.00              13         10,159,148.75         2.17
800,000.01 - 850,000.00              10          8,200,300.00         1.75
850,000.01 - 900,000.00              13         11,378,680.60         2.43
900,000.01 - 950,000.00              11         10,251,594.57         2.19
950,000.01 - 1,000,000.00            26         25,677,548.92         5.49
1,000,000.01 - 1,500,000.00           9         10,520,000.00         2.25
------------------------------------------------------------------------------
Total:                              883       $467,369,700.70       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $529,298.

                                                                              13

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
10.01 - 15.00                         1       $    625,000.00         0.13%
20.01 - 25.00                         3          1,515,515.95         0.32
25.01 - 30.00                         4          2,031,569.86         0.43
30.01 - 35.00                         3          2,049,038.75         0.44
35.01 - 40.00                        12          6,465,359.22         1.38
40.01 - 45.00                        14          8,130,969.78         1.74
45.01 - 50.00                        31         18,795,339.84         4.02
50.01 - 55.00                        29         14,126,071.17         3.02
55.01 - 60.00                        42         23,763,035.13         5.08
60.01 - 65.00                        42         24,601,839.14         5.26
65.01 - 70.00                       103         58,786,110.53        12.58
70.01 - 75.00                        84         45,436,249.71         9.72
75.01 - 80.00                       498        253,687,273.47        54.28
80.01 - 85.00                         3          1,354,859.61         0.29
85.01 - 90.00                        11          4,775,614.54         1.02
90.01 - 95.00                         3          1,225,854.00         0.26
------------------------------------------------------------------------------
Total:                              883       $467,369,700.70       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.74%.

                                                                              14

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.251 - 3.500                         1       $    575,013.63         0.12%
3.501 - 3.750                         2            857,337.93         0.18
3.751 - 4.000                         8          4,304,750.19         0.92
4.001 - 4.250                        16          8,491,995.11         1.82
4.251 - 4.500                        31         16,868,722.23         3.61
4.501 - 4.750                        48         26,579,385.04         5.69
4.751 - 5.000                       139         74,028,933.30        15.84
5.001 - 5.250                       205        108,531,784.22        23.22
5.251 - 5.500                       245        129,663,617.03        27.74
5.501 - 5.750                       136         71,021,110.09        15.20
5.751 - 6.000                        45         23,358,882.15         5.00
6.001 - 6.250                         3          1,496,531.00         0.32
6.251 - 6.500                         4          1,591,638.78         0.34
------------------------------------------------------------------------------
Total:                              883       $467,369,700.70       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.248% per annum.

                   Gross Margin of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               883       $467,369,700.70       100.00%
------------------------------------------------------------------------------
Total:                              883       $467,369,700.70       100.00%
==============================================================================

                                                                              15

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
8.251 - 8.500                         1       $    575,013.63         0.12%
8.501 - 8.750                         2            857,337.93         0.18
8.751 - 9.000                         8          4,304,750.19         0.92
9.001 - 9.250                        16          8,491,995.11         1.82
9.251 - 9.500                        31         16,868,722.23         3.61
9.501 - 9.750                        48         26,579,385.04         5.69
9.751 - 10.000                      139         74,028,933.30        15.84
10.001 - 10.250                     205        108,531,784.22        23.22
10.251 - 10.500                     245        129,663,617.03        27.74
10.501 - 10.750                     136         71,021,110.09        15.20
10.751 - 11.000                      45         23,358,882.15         5.00
11.001 - 11.250                       3          1,496,531.00         0.32
11.251 - 11.500                       4          1,591,638.78         0.34
------------------------------------------------------------------------------
Total:                              883       $467,369,700.70       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.248% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
April 1, 2010                       393       $207,369,222.86        44.37%
May 1, 2010                         490        260,000,477.84        55.63
------------------------------------------------------------------------------
Total:                              883       $467,369,700.70       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 60 months.

                                                                              16

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             2       $    957,847.49         0.20%
221 - 240                             1            560,000.00         0.12
281 - 300                             1            455,000.00         0.10
341 - 360                           879        465,396,853.21        99.58
------------------------------------------------------------------------------
Total:                              883       $467,369,700.70       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            46       $ 27,478,091.17         5.88%
751 - 800                           373        196,678,205.13        42.08
701 - 750                           282        149,857,700.50        32.06
651 - 700                           156         79,545,981.25        17.02
601 - 650                            24         12,311,131.65         2.63
Not Scored                            2          1,498,591.00         0.32
------------------------------------------------------------------------------
Total:                              883       $467,369,700.70       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              17

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 53.79% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                          $29,257,244
Total Number of Loans                                            56
Average Loan Principal Balance                             $522,451     $360,800 to $1,021,930
WA Gross Coupon                                              5.540%           4.625% to 6.375%
WA FICO                                                         752                 670 to 816
WA Original Term (mos.)                                         360
WA Remaining Term (mos.)                                        359                 359 to 360
WA OLTV                                                      71.30%           35.09% to 95.00%
WA Months to First Rate Adjustment Date                   83 months            83 to 84 months
Gross Margin                                                 2.250%
WA Rate Ceiling                                             10.540%          9.625% to 11.375%
Geographic Concentration of Mortgaged Properties     CA      41.11%
(Top 5 States) based on the Aggregate Stated         VA      10.51%
Principal Balance                                    FL       9.57%
                                                     MD       5.88%
                                                     NC       4.12%

--------------------------------------------------------------------------------

                                                                              18

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    53       $27,799,673.10         95.02%
Second Home                           2         1,006,000.00          3.44
Investor Property                     1           451,571.12          1.54
------------------------------------------------------------------------------
Total:                               56       $29,257,244.22        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              25       $13,599,916.89         46.48%
PUD-Detached                         20        10,165,398.20         34.74
Condominium - Low                     5         2,598,733.82          8.88
PUD-Attached                          4         1,909,624.19          6.53
Condominium                           2           983,571.12          3.36
------------------------------------------------------------------------------
Total:                               56       $29,257,244.22        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                 Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             38       $20,196,253.46         69.03%
Refinance-Rate/Term                   9         4,940,816.08         16.89
Refinance-Cashout                     9         4,120,174.68         14.08
------------------------------------------------------------------------------
Total:                               56       $29,257,244.22        100.00%
==============================================================================

                                                                              19

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

            Geographic Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Geographic Area             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           21       $12,027,628.67         41.11%
Virginia                              7         3,075,301.99         10.51
Florida                               6         2,799,171.98          9.57
Maryland                              3         1,721,614.38          5.88
North Carolina                        2         1,204,000.00          4.12
Washington                            3         1,181,672.00          4.04
South Carolina                        2           995,571.12          3.40
Texas                                 2           778,400.00          2.66
Illinois                              1           758,407.34          2.59
Hawaii                                1           731,250.00          2.50
Arizona                               1           650,000.00          2.22
Georgia                               1           575,120.00          1.97
Kansas                                1           553,686.36          1.89
Tennessee                             1           500,000.00          1.71
New York                              1           466,607.56          1.59
Nevada                                1           456,000.00          1.56
District of Columbia                  1           407,563.82          1.39
Pennsylvania                          1           375,249.00          1.28
------------------------------------------------------------------------------
Total:                               56       $29,257,244.22        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.49% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                  12       $ 6,988,777.46              58.11%
Northern California                   9         5,038,851.21              41.89
-----------------------------------------------------------------------------------------
Total:                               21       $12,027,628.67             100.00%
=========================================================================================

                                                                              20

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan         Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00              14       $ 5,385,826.75         18.41%
400,000.01 - 450,000.00               6         2,478,914.98          8.47
450,000.01 - 500,000.00              13         6,101,155.48         20.85
500,000.01 - 550,000.00               7         3,702,830.31         12.66
550,000.01 - 600,000.00               4         2,283,629.36          7.81
600,000.01 - 650,000.00               1           650,000.00          2.22
650,000.01 - 700,000.00               3         2,049,000.00          7.00
700,000.01 - 750,000.00               3         2,200,250.00          7.52
750,000.01 - 800,000.00               2         1,524,807.34          5.21
850,000.01 - 900,000.00               1           858,900.00          2.94
950,000.01 - 1,000,000.00             1         1,000,000.00          3.42
1,000,000.01 - 1,500,000.00           1         1,021,930.00          3.49
------------------------------------------------------------------------------
Total:                               56       $29,257,244.22        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $522,451.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
35.01 - 40.00                         2       $ 1,415,000.00          4.84%
40.01 - 45.00                         2           872,567.80          2.98
45.01 - 50.00                         1           390,000.00          1.33
50.01 - 55.00                         1           377,934.87          1.29
55.01 - 60.00                         3         1,590,900.00          5.44
60.01 - 65.00                         5         2,538,000.00          8.67
65.01 - 70.00                         5         3,296,380.00         11.27
70.01 - 75.00                         5         2,832,507.06          9.68
75.01 - 80.00                        30        15,114,523.78         51.66
80.01 - 85.00                         1           373,430.71          1.28
90.01 - 95.00                         1           456,000.00          1.56
------------------------------------------------------------------------------
Total:                               56       $29,257,244.22        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.30%.

                                                                              21

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.501 - 4.750                         2       $ 1,218,686.36          4.17%
4.751 - 5.000                         1         1,021,930.00          3.49
5.001 - 5.250                         9         5,019,254.05         17.16
5.251 - 5.500                        16         7,893,686.91         26.98
5.501 - 5.750                        14         6,968,778.99         23.82
5.751 - 6.000                        11         5,771,780.00         19.73
6.001 - 6.250                         2           907,127.91          3.10
6.251 - 6.500                         1           456,000.00          1.56
------------------------------------------------------------------------------
Total:                               56       $29,257,244.22        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.540% per annum.

                   Gross Margin of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Gross Margin (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                                56       $29,257,244.22        100.00%
------------------------------------------------------------------------------
Total:                               56       $29,257,244.22        100.00%
==============================================================================

                                                                              22

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.501 - 9.750                         2       $ 1,218,686.36          4.17%
9.751 - 10.000                        1         1,021,930.00          3.49
10.001 - 10.250                       9         5,019,254.05         17.16
10.251 - 10.500                      16         7,893,686.91         26.98
10.501 - 10.750                      14         6,968,778.99         23.82
10.751 - 11.000                      11         5,771,780.00         19.73
11.001 - 11.250                       2           907,127.91          3.10
11.251 - 11.500                       1           456,000.00          1.56
------------------------------------------------------------------------------
Total:                               56       $29,257,244.22        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.540% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
April 1, 2012                        29       $14,859,310.22         50.79%
May 1, 2012                          27        14,397,934.00         49.21
------------------------------------------------------------------------------
Total:                               56       $29,257,244.22        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                                                                              23

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                            56       $29,257,244.22        100.00%
------------------------------------------------------------------------------
Total:                               56       $29,257,244.22        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             7       $ 3,903,005.63         13.34%
751 - 800                            27        13,416,378.01         45.86
701 - 750                            14         7,975,139.64         27.26
651 - 700                             8         3,962,720.94         13.54
------------------------------------------------------------------------------
Total:                               56       $29,257,244.22        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              24

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 75.92% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                            $40,550,799
Total Number of Loans                                              71
Average Loan Principal Balance                               $571,138   $360,000 to $1,080,000
WA Gross Coupon                                                5.630%         4.875% to 6.250%
WA FICO                                                           749               646 to 813
WA Original Term (mos.)                                           360
WA Remaining Term (mos.)                                          359               354 to 360
WA OLTV                                                        71.54%         35.88% to 90.00%
WA Months to First Rate Adjustment Date                    119 months        114 to 120 months
Gross Margin                                                   2.250%
WA Rate Ceiling                                               10.630%        9.875% to 11.250%
Geographic Concentration of Mortgaged Properties   CA          44.79%
(Top 5 States) based on the Aggregate Stated       FL          13.67%
Principal Balance                                  VA           8.72%
                                                   MD           4.95%
                                                   NC           3.98%

--------------------------------------------------------------------------------

                                                                              25

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

     Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    59       $33,695,117.34         83.09%
Second Home                          12         6,855,681.71         16.91
------------------------------------------------------------------------------
Total:                               71       $40,550,799.05        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              41       $24,681,776.71         60.87%
PUD-Detached                         13         7,428,785.32         18.32
Condominium - Low                    11         5,745,430.21         14.17
PUD-Attached                          4         1,518,086.81          3.74
Condominium                           2         1,176,720.00          2.90
------------------------------------------------------------------------------
Total:                               71       $40,550,799.05        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             52       $28,856,134.02         71.16%
Refinance-Cashout                    10         6,089,069.93         15.02
Refinance-Rate/Term                   9         5,605,595.10         13.82
------------------------------------------------------------------------------
Total:                               71       $40,550,799.05        100.00%
==============================================================================

                                                                              26

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

            Geographic Distribution of the Mortgage Properties of the
                          Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Geographic Area             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           31       $18,162,655.68         44.79%
Florida                               9         5,542,920.00         13.67
Virginia                              6         3,534,786.81          8.72
Maryland                              4         2,007,000.00          4.95
North Carolina                        3         1,612,441.22          3.98
District of Columbia                  3         1,437,705.36          3.55
Hawaii                                2         1,303,850.00          3.22
Texas                                 2         1,033,999.49          2.55
New Jersey                            1         1,000,000.00          2.47
Georgia                               2           914,508.82          2.26
New York                              1           750,000.00          1.85
Delaware                              1           656,000.00          1.62
Montana                               1           479,531.67          1.18
Tennessee                             1           429,000.00          1.06
Illinois                              1           428,000.00          1.06
Arizona                               1           423,200.00          1.04
Missouri                              1           420,000.00          1.04
South Carolina                        1           415,200.00          1.02
-----------------------------------------------------------------------------
Total:                               71       $40,550,799.05        100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 4.81% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                  17       $ 9,879,095.76              54.39%
Northern California                  14         8,283,559.92              45.61
-----------------------------------------------------------------------------------------
Total:                               31       $18,162,655.68             100.00%
=========================================================================================

                                                                              27

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan         Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00              11       $ 4,217,778.39        10.40%
400,000.01 - 450,000.00              14         5,891,853.42        14.53
450,000.01 - 500,000.00               6         2,878,946.43         7.10
500,000.01 - 550,000.00               6         3,182,015.18         7.85
550,000.01 - 600,000.00               7         4,022,863.07         9.92
600,000.01 - 650,000.00               7         4,409,339.38        10.87
650,000.01 - 700,000.00               6         4,025,100.00         9.93
700,000.01 - 750,000.00               6         4,373,000.00        10.78
800,000.01 - 850,000.00               2         1,639,576.00         4.04
850,000.01 - 900,000.00               1           869,047.73         2.14
950,000.01 - 1,000,000.00             4         3,961,279.45         9.77
1,000,000.01 - 1,500,000.00           1         1,080,000.00         2.66
------------------------------------------------------------------------------
Total:                               71       $40,550,799.05       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $571,138.

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
           Ratios (%)              Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
35.01 - 40.00                         1       $   610,000.00         1.50%
40.01 - 45.00                         1           572,441.22         1.41
45.01 - 50.00                         1           750,000.00         1.85
50.01 - 55.00                         4         2,884,303.37         7.11
55.01 - 60.00                         3         1,490,174.55         3.67
60.01 - 65.00                         7         4,250,850.00        10.48
65.01 - 70.00                         9         5,779,000.00        14.25
70.01 - 75.00                         2         1,125,000.00         2.77
75.01 - 80.00                        42        22,704,138.33        55.99
85.01 - 90.00                         1           384,891.58         0.95
------------------------------------------------------------------------------
Total:                               71       $40,550,799.05       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 71.54%.

                                                                              28

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.751 - 5.000                         2       $ 1,123,683.37         2.77%
5.001 - 5.250                        10         6,209,282.49        15.31
5.251 - 5.500                        16         9,237,377.11        22.78
5.501 - 5.750                        19        11,745,699.05        28.97
5.751 - 6.000                        19         9,391,857.03        23.16
6.001 - 6.250                         5         2,842,900.00         7.01
------------------------------------------------------------------------------
Total:                               71       $40,550,799.05       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 5.630% per annum.

                   Gross Margin of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                                71       $40,550,799.05       100.00%
------------------------------------------------------------------------------
Total:                               71       $40,550,799.05       100.00%
==============================================================================

                                                                              29

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.751 - 10.000                        2       $ 1,123,683.37          2.77%
10.001 - 10.250                      10         6,209,282.49         15.31
10.251 - 10.500                      16         9,237,377.11         22.78
10.501 - 10.750                      19        11,745,699.05         28.97
10.751 - 11.000                      19         9,391,857.03         23.16
11.001 - 11.250                       5         2,842,900.00          7.01
------------------------------------------------------------------------------
Total:                               71       $ 40,550,799.05       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 10.630% per annum.

         First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
November 1, 2014                      1            368,700.00         0.91
December 1, 2014                      1            384,891.58         0.95
March 1, 2015                        20         12,707,170.86        31.34
April 1, 2015                        25        $14,828,822.83        36.57%
May 1, 2015                          24         12,261,213.78        30.24
------------------------------------------------------------------------------
Total:                               71        $40,550,799.05       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

                                                                              30

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-E $553,395,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
   Remaining Term (Months)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                            71        $40,550,799.05       100.00%
------------------------------------------------------------------------------
Total:                               71        $40,550,799.05       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Credit Scores               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             4        $ 2,014,467.58         4.97%
751 - 800                            30         17,202,456.38        42.42
701 - 750                            31         17,625,155.09        43.46
651 - 700                             5          2,988,720.00         7.37
601 - 650                             1            720,000.00         1.78
------------------------------------------------------------------------------
Total:                               71        $40,550,799.05       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              31

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-E
$553,395,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and
4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America (SM)

May 11, 2005

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

..  Preliminary Summary of Certificates (To Roll)                          pg. 3

..  Preliminary Summary of Certificates (To Maturity)                      pg. 4

..  Preliminary Summary of Terms                                           pg. 5

..  Preliminary Credit Support                                             pg. 11

..  Preliminary Priority of Distributions                                  pg. 11

..  Preliminary Bond Summary (To Roll)                                     pg. 12

..  Preliminary Bond Summary (To Maturity)                                 pg. 15

..  Collateral Characteristics (Group 1)                                   pg. 20

..  Collateral Characteristics (Group 2)                                   pg. 27

..  Collateral Characteristics (Group 3)                                   pg. 35

..  Collateral Characteristics (Group 4)                                   pg. 42

                                                                               2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                  To Roll/(1)/

---------------------------------------------------------------------------------------------------------------
                                                                           Expected
                                                     Est.   Est. Prin.   Maturity to               Expected
           Approx.                                   WAL      Window      Roll @ 25%   Delay        Ratings
Class     Size/(2)/     Interest - Principal Type   (yrs)      (mos)         CPB        Days   (Fitch/ Moody's)
-----   ------------   --------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1   $ 34,468,000    Variable - Pass-thru/(3)/    1.97     1 - 36        5/25/08      24        AAA / Aaa
1-A-2      1,357,000    Variable - Pass-thru/(3)/    1.97     1 - 36        5/25/08      24        AAA / Aa1
2-A-1    112,578,000    Variable - Pass-thru/(4)/    2.59     1 - 60        5/25/10      24        AAA / Aaa
2-A-2     86,032,000   Variable - Sequential/(4)/    0.50     1 - 12        5/25/06       0        AAA / Aaa
2-A-3     36,143,000   Variable - Sequential/(4)/    1.25     12 - 18      11/25/06       0        AAA / Aaa
2-A-4     59,596,000   Variable - Sequential/(4)/    2.00     18 - 31      12/25/07      24        AAA / Aaa
2-A-5     38,799,000   Variable - Sequential/(4)/    3.00     31 - 42      11/25/08      24        AAA / Aaa
2-A-6     38,977,000   Variable - Sequential/(4)/    4.15     42 - 59       4/25/10      24        AAA / Aaa
2-A-7     78,185,000   Variable - Sequential/(4)/    4.96     59 - 60       5/25/10      24        AAA / Aaa
3-A-1     28,190,000    Variable - Pass-thru/(5)/    2.91     1 - 84        5/25/12      24        AAA / Aaa
4-A-1     39,070,000    Variable - Pass-thru/(6)/    3.19     1 - 120       5/25/15      24        AAA / Aaa

Not Offered Hereunder
B-1     $ 12,062,000                                                                                 N.A.
B-2        3,446,000                                                                                 N.A.
B-3        2,297,000                                                                                 N.A.
B-4        1,149,000                                                                                 N.A.
B-5          862,000                                                                                 N.A.
B-6        1,148,588                                                                                 N.A.
1-A-R            100                                                                                 N.A.
2-IO             TBD      Fixed -Interest Only                                                       N.A.
---------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of May 2008, May 2010, April 2012 and April 2014 respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring prior to June 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% . For
                                                                     --
     each Distribution Date occurring in the month of or after June 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                   To Maturity

-----------------------------------------------------------------------------------------------------------------
                                                     Est.   Est. Prin.      Expected                 Expected
           Approx.                                   WAL      Window         Final       Delay        Ratings
Class     Size/(1)/     Interest - Principal Type   (yrs)   (mos)/(2)/   Maturity/(2)/    Days   (Fitch/ Moody's)
-----   ------------   --------------------------   -----   ----------   -------------   -----   ----------------
Offered Certificates
1-A-1   $ 34,468,000    Variable - Pass-thru/(3)/    3.28     1 - 360       5/25/35        24        AAA / Aaa
1-A-2      1,357,000    Variable - Pass-thru/(3)/    3.28     1 - 360       5/25/35        24        AAA / Aaa
2-A-1    112,578,000    Variable - Pass-thru/(4)/    3.31     1 - 360       5/25/35        24        AAA / Aaa
2-A-2     86,032,000   Variable - Sequential/(4)/    0.50     1 - 12        5/25/35         0        AAA / Aaa
2-A-3     36,143,000   Variable - Sequential/(4)/    1.25     12 - 18       5/25/35         0        AAA / Aaa
2-A-4     59,596,000   Variable - Sequential/(4)/    1.87     18 - 31       5/25/35        24        AAA / Aaa
2-A-5     38,799,000   Variable - Sequential/(4)/    3.00     31 - 42       5/25/35        24        AAA / Aaa
2-A-6     38,977,000   Variable - Sequential/(4)/    4.15     42 - 59       5/25/35        24        AAA / Aaa
2-A-7     78,185,000   Variable - Sequential/(4)/    8.11    59 - 360       5/25/35        24        AAA / Aaa
3-A-1     28,190,000    Variable - Pass-thru/(5)/    3.31     1 - 360       5/25/35        24        AAA / Aaa
4-A-1     39,070,000    Variable - Pass-thru/(6)/    3.35     1 - 360       5/25/35        24        AAA / Aaa
---------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window (except with respect to the Sequential Senior
     Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring prior to June 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% . For
                                                                     -
     each Distribution Date occurring in the month of or after June 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                  Banc of America Mortgage Securities, Inc.

                              Mortgage Pass-Through Certificates, Series 2005-E

Lead Manager (Book Runner):   Banc of America Securities LLC

Co-Managers:                  Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Seller and Servicer:          Bank of America, N.A.

Trustee:                      Wells Fargo Bank, N.A.

Rating Agencies:              Fitch Ratings (Class A Certificates and
                              Subordinate Certificates) and Moody's Investors
                              Service, Inc. (Class A Certificates).

Transaction Size:             $574,359,688

Securities Offered:           $34,468,000 Class 1-A-1 Certificates
                              $1,357,000 Class 1-A-2 Certificates
                              $112,578,000 Class 2-A-1 Certificates
                              $86,032,000 Class 2-A-2 Certificates
                              $36,143,000 Class 2-A-3 Certificates
                              $59,596,000 Class 2-A-4 Certificates
                              $38,799,000 Class 2-A-5 Certificates
                              $38,977,000 Class 2-A-6 Certificates
                              $78,185,000 Class 2-A-7 Certificates
                              $28,190,000 Class 3-A-1 Certificates
                              $39,070,000 Class 4-A-1 Certificates

Group 1 Collateral:           3/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.88% of the Group 1
                              Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:           5/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 71.62% of the Group 2
                              Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.48% of the Group
                              2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:           7/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien
                              mortgage loans. The Group 3 Mortgage Loans have a
                              fixed interest rate for approximately 7 years and
                              thereafter the Mortgage Loans have a variable
                              interest rate. Approximately 53.79% of the Group 3
                              Mortgage Loans require only payments of interest
                              until the month following the first rate
                              adjustment date.
--------------------------------------------------------------------------------

                                                                               5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Group 4 Collateral:              10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 75.92% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:           Week of May 9, 2005

Expected Closing Date:           On or about May 26, 2005

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Distribution Date: June 27,
                                 2005)

Cut-Off Date:                    May 1, 2005

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3,
                                 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and 4-A-1
                                 Certificates (the "Class A Certificates"). The
                                 Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:          Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6
                                 and 2-A-7 (the "Sequential Senior
                                 Certificates")

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Super Senior Certificates:       Class 1-A-1 Certificates

Super Senior Support             Class 1-A-2 Certificates
Certificates:

Day Count:                       30/360

Group 1, Group 2, Group 3 and    25% CPB
Group 4 Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                     Original         Minimum      Incremental
Denominations:                   Certificate Form  Denominations  Denominations
                                 ----------------  -------------  -------------
   Class A Offered
      Certificates                   Book Entry        $1,000           $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of
                                 SMMEA.
--------------------------------------------------------------------------------

                                                                               6

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid Principal Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal
                                 Balance").

Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class
                                 1-A-1 and 1-A-2 Certificates, pro-rata, until their class balances have been reduced to zero.
                                 The Senior Principal Distribution Amount for
                                 Group 2 will generally be allocated to the Group 2-A Certificates as follows, concurrently, [25]% to the Class 2-A-1
                                 Certificates, and [75%] to the Class 2-A-2,
                                 2-A-3, 2-A-4, 2-A-5, Class 2-A-6 and 2-A-7
                                 Certificates, sequentially, until their class balance has been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1
                                 Certificates until their class balance has been reduced to zero. The Senior Principal
                                 Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 Certificates until their class balance has been reduced to zero. The Subordinate Principal Distribution
                                 Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups. (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, 1-A-2,
                                 2-A-1, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and
                                 4-A-1 Certificates during each one-month period
                                 ending on the last day of the month preceding
                                 the month in which each Distribution Date
                                 occurs (each, an "Regular Interest Accrual
                                 Period"). Interest will accrue on the Class
                                 2-A-2 and 2-A-3 Certificates during each
                                 one-month period commencing on the 25th day of
                                 the month preceding the month in which each
                                 Distribution Date occurs and ending on the 24th
                                 day of the month in which such Distribution
                                 Date occurs (the "No Delay Interest Accrual
                                 Period" and together with the Regular Interest
                                 Accrual Period, a "No Delay Interest Accrual
                                 Period"). The initial No Delay Interest Accrual
                                 Period will be deemed to have commenced on May
                                 25, 2005. The initial Regular Interest Accrual
                                 Period will be deemed to have commenced on May
                                 1, 2005. Interest that accrues on such class of
                                 Certificates during an Interest Accrual Period
                                 will be calculated on the assumption that
                                 distributions that reduce the class balances
                                 thereof on the Distribution Date in that
                                 Interest Accrual Period are made on the first
                                 day of the Interest Accrual Period. Interest
                                 will be calculated on the basis of a 360-day
                                 year consisting of twelve 30-day months.
--------------------------------------------------------------------------------

                                                                               7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0035% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date
                                 will be equal to the sum of (i) all scheduled
                                 installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due
                                 date in the month of such Distribution Date,
                                 together with any advances in respect thereof
                                 and any compensating interest; (ii) all
                                 proceeds of any primary mortgage guaranty
                                 insurance policies and any other insurance
                                 policies with respect to such Loan Group, to
                                 the extent such proceeds are not applied to the
                                 restoration of the related mortgaged property
                                 or released to the mortgagor in accordance with
                                 the Servicer's normal servicing procedures, and
                                 all other cash amounts received and retained in
                                 connection with the liquidation of defaulted
                                 Mortgage Loans in such Loan Group, by
                                 foreclosure or otherwise, during the calendar
                                 month preceding the month of such Distribution
                                 Date (in each case, net of unreimbursed
                                 expenses incurred in connection with a
                                 liquidation or foreclosure and unreimbursed
                                 advances, if any); (iii) all partial or full
                                 prepayments on the Mortgage Loans in such Loan
                                 Group during the calendar month preceding the
                                 month of such Distribution Date; and (iv) any
                                 substitution adjustment payments in connection
                                 with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date or amounts received in
                                 connection with the optional termination of the
                                 Trust as of such Distribution Date, reduced by
                                 amounts in reimbursement for advances
                                 previously made and other amounts as to which
                                 the Servicer is entitled to be reimbursed
                                 pursuant to the Pooling Agreement. The Pool
                                 Distribution Amounts will not include any
                                 profit received by the Servicer on the
                                 foreclosure of a Mortgage Loan. Such amounts,
                                 if any, will be retained by the Servicer as
                                 additional servicing compensation.
--------------------------------------------------------------------------------

                                                                               8

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution  Date will
                                 equal 100% minus the Senior Prepayment
                                 Percentage for such Loan Group for such date.

                                                                               9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment Percentage:    For the following Distribution Dates, will be
                                 as follows:

                                 Distribution Date            Senior Prepayment Percentage
                                 --------------------------   --------------------------------------
                                 June 2005 through May 2012   100%;
                                 June 2012 through May 2013   the applicable Senior Percentage plus,
                                                              70% of the applicable Subordinate
                                                              Percentage;
                                 June 2013 through May 2014   the applicable Senior Percentage plus,
                                                              60% of the applicable Subordinate
                                                              Percentage;
                                 June 2014 through May 2015   the applicable Senior Percentage plus,
                                                              40% of the applicable Subordinate
                                                              Percentage;
                                 June 2015 through May 2016   the applicable Senior Percentage plus,
                                                              20% of the applicable Subordinate
                                                              Percentage;
                                 June 2016 and thereafter     the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the June 2008
                                      Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Total Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                       after the June 2008 Distribution Date,
                                       prior to giving effect to any
                                       distributions, the Total Subordinate
                                       Percentage is greater than or equal to
                                       twice such percentage calculated as of
                                       the Closing Date, then the Senior
                                       Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

                                                                              10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

--------------------------------------------------------------------------------

                                                                              11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.65%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.55%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (0.95%)
                      -------------------------------------
                                    Class B-3                  Order of
        Priority of          Credit Support (0.55%)              Loss
          Payment     -------------------------------------   Allocation
                                   Class B-4
                             Credit Support (0.35%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.20%)
                      -------------------------------------
                                    Class B-6
                            Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
                             First, to the Trustee;
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
             Second, to the Class 2-IO Certificates to pay Interest;
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal;
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
 Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class
            B-1 Certificates, until each class balance is zero; and
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
--------------------------------------------------------------------------------

                                                                              12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            4.340        4.320        4.309        4.296         4.282        4.248       4.204
Average Life (Years)       2.725        2.326        2.141        1.967         1.803        1.504       1.241
Modified Duration          2.510        2.151        1.985        1.828         1.680        1.408       1.169
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005  06/25/2005
Principal Window End     05/25/2008   05/25/2008   05/25/2008   05/25/2008   05/25/2008   05/25/2008  05/25/2008
Principal # Months           36           36           36           36           36           36          36

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-19             4.502        4.509        4.513        4.518         4.524        4.536       4.552
Average Life (Years)       2.725        2.326        2.141        1.967         1.803        1.504       1.241
Modified Duration          2.507        2.148        1.981        1.824         1.675        1.404       1.164
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005  06/25/2005
Principal Window End     05/25/2008   05/25/2008   05/25/2008   05/25/2008   05/25/2008   05/25/2008  05/25/2008
Principal # Months           36           36           36           36           36           36          36

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-16            4.828        4.766        4.730        4.689         4.642        4.531       4.391
Average Life (Years)       4.320        3.339        2.938        2.586         2.274        1.761       1.367
Modified Duration          3.772        2.955        2.618        2.320         2.055        1.615       1.271
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005  06/25/2005
Principal Window End     05/25/2010   05/25/2010   05/25/2010   05/25/2010   05/25/2010   05/25/2010  05/25/2010
Principal # Months           60           60           60           60           60           60          60

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-17            4.808        4.389        4.171        3.949         3.719        3.239       2.716
Average Life (Years)       2.452        0.845        0.630        0.500         0.412        0.301       0.233
Modified Duration          2.217        0.807        0.607        0.484         0.401        0.295       0.229
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005  06/25/2005
Principal Window End     04/25/2010   02/25/2007   08/25/2006   05/25/2006   03/25/2006   12/25/2005  10/25/2005
Principal # Months           59           21           15           12           10            7           5

                                                                              13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

2-A-3
----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
----------------------------------------------------------------------------------------------------------------
Yield at 100-17            4.715        4.574        4.485        4.392         4.293        4.076       3.837
Average Life (Years)       4.914        2.159        1.595        1.250         1.018        0.722       0.547
Modified Duration          4.288        2.008        1.504        1.189         0.974        0.697       0.531
Principal Window Begin   04/25/2010   02/25/2007   08/25/2006   05/25/2006   03/25/2006   12/25/2005  10/25/2005
Principal Window End     04/25/2010   12/25/2007   04/25/2007   11/25/2006   08/25/2006   03/25/2006  01/25/2006
Principal # Months           1            11           9            7             6            4           4

2-A-4
----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
----------------------------------------------------------------------------------------------------------------
Yield at 99-31             4.766        4.741        4.711        4.679         4.645        4.570       4.484
Average Life (Years)       4.914        3.471        2.557        2.000         1.625        1.151       0.860
Modified Duration          4.287        3.126        2.353        1.866         1.530        1.096       0.825
Principal Window Begin   04/25/2010   12/25/2007   04/25/2007   11/25/2006   08/25/2006   03/25/2006  01/25/2006
Principal Window End     04/25/2010   10/25/2009   08/25/2008   12/25/2007   06/25/2007   11/25/2006  06/25/2006
Principal # Months           1            23           17           14           11            9           6

2-A-5
----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
----------------------------------------------------------------------------------------------------------------
Yield at 99-31             4.857        4.855        4.840        4.817         4.794        4.742       4.682
Average Life (Years)       4.953        4.836        3.856        3.000         2.429        1.714       1.276
Modified Duration          4.306        4.215        3.438        2.730         2.240        1.609       1.211
Principal Window Begin   04/25/2010   10/25/2009   08/25/2008   12/25/2007   06/25/2007   11/25/2006  06/25/2006
Principal Window End     05/25/2010   04/25/2010   11/25/2009   11/25/2008   03/25/2008   05/25/2007  11/25/2006
Principal # Months           2            7            16           12           10            7           6

2-A-6
----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
----------------------------------------------------------------------------------------------------------------
Yield at 99-31             4.773        4.771        4.771        4.760         4.743        4.705       4.662
Average Life (Years)       4.997        4.916        4.860        4.150         3.338        2.339       1.739
Modified Duration          4.351        4.288        4.245        3.681         3.018        2.165       1.633
Principal Window Begin   05/25/2010   04/25/2010   11/25/2009   11/25/2008   03/25/2008   05/25/2007  11/25/2006
Principal Window End     05/25/2010   05/25/2010   04/25/2010   04/25/2010   04/25/2009   02/25/2008  05/25/2007
Principal # Months           1            2            6            18           14           10           7

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of May 2008, May 2010, April 2012 and April 2014, respectively.

                                                                              14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

2-A-7
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31             4.678        4.678        4.677        4.677         4.675        4.663        4.645
Average Life (Years)       4.997        4.997        4.977        4.959         4.791        4.048        3.240
Modified Duration          4.362        4.362        4.346        4.333         4.200        3.598        2.927
Principal Window Begin   05/25/2010   05/25/2010   04/25/2010   04/25/2010   04/25/2009   02/25/2008   05/25/2007
Principal Window End     05/25/2010   05/25/2010   05/25/2010   05/25/2010   05/25/2010   05/25/2010   05/25/2010
Principal # Months           1            1            2            2            14           28           37

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-27            5.094        4.999        4.942        4.877         4.804        4.631        4.417
Average Life (Years)       5.690        4.029        3.420        2.913         2.489        1.845        1.394
Modified Duration          4.729        3.438        2.957        2.550         2.207        1.675        1.291
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2012   05/25/2012   05/25/2012   05/25/2012   05/25/2012   05/25/2012   05/25/2012
Principal # Months           84           84           84           84           84           84           84

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-29            5.226        5.116        5.050        4.975         4.891        4.696        4.463
Average Life (Years)       7.572        4.773        3.878        3.186         2.647        1.894        1.408
Modified Duration          5.907        3.911        3.250        2.728         2.311        1.708        1.301
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2015   05/25/2015   05/25/2015   05/25/2015   05/25/2015   05/25/2015   05/25/2015
Principal # Months          120          120          120          120           120          120          120

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, Group 3-A and Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of May 2008, May 2010, April 2012 and April 2014, respectively.

                                                                              15

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.944        4.775        4.696        4.621        4.550        4.422        4.307
Average Life (Years)       11.616        5.454        4.146        3.281        2.674        1.888        1.402
Modified Duration           7.891        4.337        3.451        2.822        2.356        1.718        1.302
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   01/25/2032
Principal # Months           360          360          360          360          360          360          320

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-19              4.995        4.869        4.814        4.765        4.723        4.658        4.620
Average Life (Years)       11.616        5.454        4.146        3.281        2.674        1.888        1.402
Modified Duration           7.867        4.319        3.436        2.809        2.345        1.709        1.295
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   02/25/2034   02/25/2028
Principal # Months           360          360          360          360          360          345          273

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-16             5.362        5.110        4.997        4.892        4.793        4.608        4.425
Average Life (Years)       11.858        5.535        4.197        3.314        2.696        1.898        1.407
Modified Duration           7.826        4.329        3.447        2.820        2.354        1.717        1.302
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2033
Principal # Months           360          360          360          360          360          360          336

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-17             4.809        4.389        4.171        3.949        3.719        3.239        2.716
Average Life (Years)        2.454        0.845        0.630        0.500        0.412        0.301        0.233
Modified Duration           2.219        0.807        0.607        0.484        0.401        0.295        0.229
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     06/25/2010   02/25/2007   08/25/2006   05/25/2006   03/25/2006   12/25/2005   10/25/2005
Principal # Months           61           21           15           12           10            7            5

                                                                              16

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

2-A-3
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-17             4.905        4.574        4.485        4.392        4.293        4.076        3.837
Average Life (Years)        6.118        2.159        1.595        1.250        1.018        0.722        0.547
Modified Duration           5.183        2.008        1.504        1.189        0.974        0.697        0.531
Principal Window Begin   06/25/2010   02/25/2007   08/25/2006   05/25/2006   03/25/2006   12/25/2005   10/25/2005
Principal Window End     07/25/2012   12/25/2007   04/25/2007   11/25/2006   08/25/2006   03/25/2006   01/25/2006
Principal # Months           26           11            9            7            6            4            4

2-A-4
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31              5.207        4.741        4.711        4.679        4.645        4.570        4.484
Average Life (Years)        9.217        3.471        2.557        2.000        1.625        1.151        0.860
Modified Duration           7.220        3.126        2.353        1.866        1.530        1.096        0.825
Principal Window Begin   07/25/2012   12/25/2007   04/25/2007   11/25/2006   08/25/2006   03/25/2006   01/25/2006
Principal Window End     10/25/2016   10/25/2009   08/25/2008   12/25/2007   06/25/2007   11/25/2006   06/25/2006
Principal # Months           52           23           17           14           11            9            6

2-A-5
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31              5.396        4.914        4.840        4.817        4.794        4.742        4.682
Average Life (Years)        13.021       5.213        3.856        3.000        2.429        1.714        1.276
Modified Duration           9.274        4.501        3.438        2.730        2.240        1.609        1.211
Principal Window Begin   10/25/2016   10/25/2009   08/25/2008   12/25/2007   06/25/2007   11/25/2006   06/25/2006
Principal Window End     02/25/2020   06/25/2011   11/25/2009   11/25/2008   03/25/2008   05/25/2007   11/25/2006
Principal # Months           41           21           16           12           10            7            6

2-A-6
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31              5.432        5.058        4.847        4.760        4.743        4.705        4.662
Average Life (Years)        16.670       7.085        5.317        4.150        3.338        2.339        1.739
Modified Duration           10.930       5.859        4.590        3.681        3.018        2.165        1.633
Principal Window Begin   02/25/2020   06/25/2011   11/25/2009   11/25/2008   03/25/2008   05/25/2007   11/25/2006
Principal Window End     02/25/2024   08/25/2013   08/25/2011   04/25/2010   04/25/2009   02/25/2008   05/25/2007
Principal # Months           49           27           22           18           14           10            7

                                                                              17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

2-A-7
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 99-31              5.477        5.306        5.191        5.062        4.946        4.788        4.695
Average Life (Years)       23.894       13.215       10.186        8.107        6.614        4.640        3.413
Modified Duration          13.332        9.248        7.673        6.442        5.462        4.028        3.056
Principal Window Begin   02/25/2024   08/25/2013   08/25/2011   04/25/2010   04/25/2009   02/25/2008   05/25/2007
Principal Window End     05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   08/25/2034
Principal # Months           136          262          286          302          314          328          328

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%           25%         30%           40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-27             5.393        5.166        5.062        4.961        4.860        4.653        4.425
Average Life (Years)       11.888        5.530        4.189        3.306        2.688        1.893        1.404
Modified Duration           7.767        4.288        3.415        2.795        2.336        1.707        1.298
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   11/25/2031
Principal # Months           360          360          360          360          360          360          318

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPB                          5%          15%          20%           25%         30%           40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-29             5.391        5.189        5.095        5.002        4.906        4.700        4.464
Average Life (Years)       12.381        5.664        4.265        3.351        2.716        1.905        1.410
Modified Duration           7.996        4.353        3.453        2.818        2.351        1.715        1.302
Principal Window Begin   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005   06/25/2005
Principal Window End     05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   05/25/2035   04/25/2032
Principal # Months           360          360          360          360          360          360          323

                                                                              18

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)